UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 10, 2020
Commission file number 001-11625
Pentair plc
(Exact name of Registrant as specified in its charter)

Ireland	98-1141328
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Regal House, 70 London Road, Twickenham, London, TW13QS United Kingdom
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 44-74-9421-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	PNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On September 10, 2020, Pentair plc (the “Company”) confirmed its full year estimated 2020 GAAP earnings per diluted share from continuing operations (“EPS”) of approximately $1.70 to $1.90 and on an adjusted basis of approximately $2.00 to $2.20 in advance of upcoming investor meetings.  The Company continues to expect 2020 sales of approximately $2.8 billion and to target free cash flow of greater than 100 percent of net income.

Consistent with comments on its July 23, 2020 earnings conference call, the Company’s estimates include the following assumptions:

–	The Pool business has continued to benefit from strong demand across the country as weather remains favorable and consumers invest in their homes.

–	The remainder of the Residential businesses have mostly stabilized.

–	The Commercial and Industrial businesses have continued to experience a slower recovery.

–
COVID-19 continues to be a challenge and could potentially disrupt the Company’s ability to meet new productions introductions, impact the Company’s manufacturing capability, and disrupt the Company’s supply chains.

FORWARD-LOOKING STATEMENTS
This report contains statements that we believe to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact are forward-looking statements. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, assumptions and other factors, some of which are beyond our control, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include the overall impact of the COVID-19 pandemic on our business; the duration and severity of the COVID-19 pandemic; actions that may be taken by us, other businesses and governments to address or otherwise mitigate the impact of the COVID-19 pandemic, including those that may impact our ability to operate our facilities, meet production demands, and deliver products to our customers; the negative impacts of the COVID-19 pandemic on the global economy, our customers and suppliers, and customer demand; overall global economic and business conditions impacting our business, including the strength of housing and related markets; demand, competition and pricing pressures in the markets we serve; volatility in currency exchange rates; failure of markets to accept new product introductions and enhancements; the ability to successfully identify, finance, complete and integrate acquisitions; the ability to achieve the benefits of our restructuring plans and cost reduction initiatives; risks associated with operating foreign businesses; the impact of material cost and other inflation; the impact of seasonality of sales and weather conditions; our ability to comply with laws and regulations; the impact of changes in laws, regulations and administrative policy, including those that limit U.S. tax benefits or impact trade agreements and tariffs; the outcome of litigation and governmental proceedings; and the ability to achieve our long-term strategic operating goals. Additional information concerning these and other factors is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Reports on Form 10-Q. All forward-looking statements speak only as of the date of this report. We assume no obligation, and disclaim any obligation, to update the information contained in this report.

NON-GAAP MEASURES

This report refers to certain non-generally accepted accounting principles (“GAAP”) financial measures (adjusted diluted EPS). A reconciliation of those non-GAAP financial measures to the corresponding financial measures contained in the Company’s financial statements prepared in accordance with GAAP is set forth below.

The 2020 adjusted EPS eliminates intangible amortization, certain targeted restructuring and other activities, novel coronavirus 2019 (“COVID-19”) related costs and expenses, and certain tax items.

Management utilizes these adjusted financial measures to assess the run-rate of its continuing operations against those of prior periods without the distortion of these factors. The Company believes that these non-GAAP financial measures will be useful to investors as well to assess the continuing strength of the Company’s underlying operations. In addition, adjusted EPS is used as a criterion to measure and pay long-term incentive compensation. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Pentair plc and Subsidiaries
Reconciliation of the GAAP year ending December 31, 2020 to the non-GAAP excluding the effect of 2020 adjustments (Unaudited)

	Forecast
In millions, except per-share data	Full Year
Net sales	approx	$2,800

Net income from continuing operations—as reported	approx	$284 - $317
Restructuring and other	approx	4
Intangible amortization	approx	28
COVID-19 related costs and expenses	approx	6
Income tax adjustments	approx	12
Net income from continuing operations—as adjusted	approx	$334 - $367
Continuing earnings per ordinary share—diluted
Diluted earnings per ordinary share—as reported	approx	$1.70 - $1.90
Adjustments	approx	0.30
Diluted earnings per ordinary share—as adjusted	approx	$2.00 - $2.20

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Shell Company Transactions
Not applicable.

(d)	Exhibits

EXHIBIT INDEX
Exhibit	Description
(104)	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 10, 2020.

PENTAIR PLC
Registrant

By	/s/ Karla C. Robertson
Karla C. Robertson
Executive Vice President, General Counsel and Secretary